UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

December 3, 2007
Date of Report (Date of Earliest Event Reported)

HomeBanc Mortgage Trust 2007-1
(Exact name of issuing entity as specified in its charter)

HomeBanc Mortgage Corporation
(Exact name of Sponsor as specified in its charter)

HMB Acceptance Corporation
(Exact name of Depositor as specified in its charter)


 Delaware                 333-129452-03                54-2199287
(State or other           (Commission                  54-2199288
 Jurisdiction              File Number)                54-2199289
 of Incorporation)                                     54-2199563
                                                       (IRS Employer
                                                       Identification No)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


Section 6 - Asset-Backed Securities

ITEM 6.02.    Change of Servicer.

November 2, 2007, HomeBanc Corp. ("HomeBanc"), HomeBanc Mortgage Corporation ("HBMC") and EMC Mortgage Corporation ("EMC") entered into a servicing rights purchase agreement dated as of November 2, 2007 (the "Servicing Rights Purchase Agreement"). The Servicing Rights Purchase Agreement was approved by the U.S. Bankruptcy Court for the District of Delaware pursuant to the Order Pursuant to Bankruptcy Code Sections 105(a), 363 and 365 Approving Motion of Debtors for Order (I) Authorizing the Sale of Servicing Rights Free and Clear of Liens, Claims, Encumbrances, and Other Interests; (II) Authorizing and Approving Purchase Agreement Thereto; (III) Approving the Assumption and Assignment of Certain Servicing Agreements and (IV) Granting Related Relief, entered on November 3, 2007. Pursuant to the Servicing Rights Purchase Agreement, on December 3, 2007, HBMC, as a servicing rights seller, sold the servicing rights relating to the mortgage loans owned by the HomeBanc Mortgage Trust 2007-1 (the "Mortgage Loans").

As of December 3, 2007, EMC has assumed the servicing of the Mortgage Loans pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), by and among HMB Acceptance Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, HomeBanc Mortgage Corporation, as seller and servicer, Wilmington Trust Company, as Delaware trustee, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement was previously filed with the U.S. Securities and Exchange Commission on Form 8-K of HMB Acceptance Corp. on March 30, 2007.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


HomeBanc Mortgage Trust 2007-1
(Issuing Entity)


By:  Wells Fargo Bank, N.A. as Master Servicer
By: /s/ Elisabeth A. Brewster
By: Elisabeth A. Brewster, Vice President

Date: December 07, 2007